                          TOYOTA MOTOR CREDIT CORPORATION
              Servicer's Certificate - Toyota Auto Lease Trust 1998-B
                    Distribution Date of June 25, 1999 for the
                  Collection Period of May 1 through May 31, 1999

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                   1,099,937,045.30
Discounted Principal Balance                                                                            1,099,937,045.30
Servicer Advance                                                                                            2,144,779.34
Servicer Payahead                                                                                           3,039,194.68
Number of Contracts                                                                                               49,144
Weighted Average Lease Rate                                                                                        7.74%
Weighted Average Remaining Term                                                                                     38.7
Servicing Fee Percentage                                                                                           1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                        1,099,863,376.68
  Discounted Principal Balance                                                                          1,099,859,993.50
  Servicer Advances                                                                                         3,312,044.39
  Servicer Pay Ahead Balance                                                                                2,576,389.02
  Maturity Advances Outstanding                                                                                      -
  Number of Current Contracts                                                                                     54,031
  Weighted Average Lease Rate                                                                                      7.61%
  Weighted Average Remaining Term                                                                                   23.1

------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                   41,247,639.20
  Specified Reserve Fund Percentage                                                                                 5.50%
  Specified Reserve Fund Amount                                                                            60,496,537.49
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                                 6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                            71,495,907.94

                                                                                Class A        Class B         Total
                                                                                 Amount         Amount         Amount
                                                                                -------        -------         ------
  Beginning Balance                                                          59,423,467.49   1,073,070.00  60,496,537.49
  Withdrawal Amount                                                                      -              -            -
  Transferor Excess                                                           1,918,398.68                  1,918,398.68
                                                                           ---------------------------------------------
  Ending Balance                                                             61,341,866.17   1,073,070.00  62,414,936.17
  Specified Reserve Fund Balance                                             59,423,467.49   1,073,070.00  60,496,537.49
                                                                           ---------------------------------------------
  Release to Transferor                                                       1,918,398.68              -   1,918,398.68
  Cumulative Withdrawal Amount                                                           -              -            -
------------------------------------------------------------------------------------------------------------------------

LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                                    Vehicles
                                                                                                 --------
  Liquidated Contracts                                                                              137
                                                                                                    ---
  Discounted Principal Balance                                                                              2,772,613.78
  Net Liquidation Proceeds                                                                                 (2,349,201.44)
  Recoveries - Previously Liquidated Contracts                                                                (22,189.50)
                                                                                                          --------------
  Aggregate Credit Losses for the Collection Period                                                           401,222.84
                                                                                                          --------------
                                                                                                          --------------
  Cumulative Credit Losses for all Periods                                                                  3,612,094.41
                                                                                                          --------------
                                                                                                          --------------
  Repossessed in Current Period                                                                      67
                                                                                                    ---
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                Annualized Average
FOR EACH COLLECTION PERIOD:                                                                             Charge-Off Rate
                                                                                                      ------------------
    Second Preceding Collection Period                                                                             0.27%
    First Preceding Collection Period                                                                              0.59%
    Current Collection Period                                                                                      0.44%
------------------------------------------------------------------------------------------------------------------------
CONDITION (i)  (CHARGE-OFF RATE)
Three Month Average                                                                                                0.43%
Charge-off Rate Indicator ( > 1.25%)                                                                   CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------


DELINQUENT CONTRACTS:                                                Percent     Accounts       Percent       ANIV
                                                                     -------     --------       -------       ----
  31-60 Days Delinquent                                               1.12%         605          1.08%     11,923,174.22
  61-90 Days Delinquent                                               0.06%          33          0.07%        730,760.83
  Over 90 Days Delinquent                                             0.03%          14          0.03%        289,591.45
                                                                                    ---                    -------------
  Total Delinquencies                                                               652                    12,943,526.50
                                                                                    ---                    -------------
                                                                                    ---                    -------------
RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE
OUTSTANDING NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                             0.08%
    First Preceding Collection Period                                                                              0.08%
    Current Collection Period                                                                                      0.09%
------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                0.08%
Delinquency Percentage Indicator ( > 1.25%)                                                            CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------


RESIDUAL VALUE (GAIN) LOSS:                                                                      Vehicles
                                                                                                 --------
  Matured Lease Vehicle Inventory Sold                                                              27        488,843.44
                                                                                                    --
  Net Liquidation Proceeds                                                                                   (436,917.87)
                                                                                                           -------------
  Net Residual Value (Gain) Loss                                                                               51,925.57
                                                                                                           -------------
                                                                                                           -------------
  Cumulative Residual Value (Gain) Loss all periods                                                            71,337.15
                                                                                                           -------------
                                                                                                           -------------

                                                                                                 Average        Average
                                                        Number       Scheduled      Sale     Net Liquidation    Residual
MATURED VEHICLES SOLD FOR                                Sold        Maturities     Ratio       Proceeds         Value
EACH COLLECTION PERIOD:                                  ----        ----------     -----       --------         -----
  Second Preceding Collection Period                       2              3         66.67%      15,154.67      17,439.13
  First Preceding Collection Period                        7              7        100.00%      14,800.47      16,326.70
  Current Collection Period                               27            118         22.88%      16,182.14      17,988.00
  Three Month Average                                                                           15,856.40      17,634.48
                                                                                                            ------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                   89.92%
                                                                                                            ------------
------------------------------------------------------------------------------------------------------------------------
                                                                                 CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                              AMOUNT/RATIO           TEST MET?
                                                                                 --------------           ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                              22.88%                  NO

b) Number of Scheduled Maturities > 500                                                118                    NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values      89.92%                  NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                    CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------


                                  TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1998-B
                           Distribution Date of June 25, 1999 for the
                        Collection Period of May 1 through May 31, 1999

---------------------------------------------------------------------------------------------------------------------
                                                                Certificate Balance        Class A1        Class A2
                                                                -------------------        --------        --------
                                               Total            Percent     Balance        Balance         Balance
---------------------------------------------------------------------------------------------------------------------
INTEREST:                                                        98.00%
  Interest Collections                      8,274,746.95
  Net Investment Income                        39,580.78
  Non-recoverable Advances                    (76,247.10)
                                          --------------
    Available Interest                      8,238,080.63                  8,073,319.02    2,509,014.31     4,306,517.10
  Class A1, A2, A3 Notional
    Interest Accrual Amount                (4,546,833.33)                (4,546,833.33)  (1,493,541.67)   (2,611,458.33)
  Unreimbursed A1, A2, A3
    Interest Shortfall                               -                        -                -                -
  Interest Accrual for Adjusted
    Class B Certificate Bal.                 (390,478.25)                  (390,478.25)
  Class B Interest Carryover Shortfall               -
  Servicer's Fee                             (916,560.37)                  (898,229.16)
  Capped Expenses                             (21,724.55)                   (21,290.06)
  Interest Accrual on Class B.
    Cert. Prin. Loss Amt.                            -                          -
  Uncapped Expenses                                  -                          -
                                          --------------                  ------------
  Total Unallocated Interest                2,362,484.13                  2,216,488.22
  Excess Interest to Transferor                      -                   (2,216,488.22)
                                          --------------                  ------------
  Net Interest Collections Available        2,362,484.13                        -
  Interest Collections Allocated to
    Losses                                   (444,085.44)
  Accelerated Principal Distribution                 -
                                          --------------
  Deposit to Reserve Fund                   1,918,398.68
                                          --------------
  Withdrawal from Reserve Fund                       -
                                          --------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                        (453,148.41)                  (444,085.44)
  Loss Reimbursement from Transferor          444,085.44                    444,085.44
                                          --------------                 -------------
  Loss Reimbursement from Reserve Fund               -

  Transferor Ending Certificate           --------------                 -------------
    Principal Loss Amount                      (9,062.97)                       -
CLASS A CERTIFICATE PRINCIPAL
    LOSS AMOUNTS
  Beginning Balance                                  -
  Current increase (decrease)                        -
                                          --------------
  Ending Balance                                     -
                                          --------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                  -
  Current increase (decrease)                        -
                                          --------------
  Ending Balance                                     -
                                          --------------
CLASS B CERTIFICATE PRINCIPAL LOSS
    AMOUNTS
  Beginning Balance                                  -
  Current increase (decrease)                        -
                                          --------------
  Ending Balance                                     -
                                          --------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                  -
  Current increase (decrease)                        -
                                          --------------
  Ending Balance                                     -
                                          --------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                  -                                                                  -
  Allocations - Current Period                   -                          -                   -
  Allocations - Accelerated Principal
    Distribution                                 -                          -                   -
  Allocations - Not Disbursed
    Beginning of Period                          -                          -
  Allocations - Not Disbursed
    End of Period                                -                          -                   -                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period             1,918,398.68                    -                   -                   -
  Allocations - Current Period              4,937,311.58               4,937,311.58        1,493,541.67        2,611,458.33
  Allocations - Not Disbursed
    Beginning of Period                     9,874,623.16               9,874,623.16        2,987,083.34        5,222,916.66
  Allocations - Not Disbursed
    End of Period                          14,811,934.74              14,811,934.74        4,480,625.01        7,834,374.99
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due to Trust                              6,816,129.48               4,897,730.80        1,481,240.81        2,590,344.92
                                          --------------               -------------       -------------       -------------
     Total Due To Trust                     6,816,129.48               4,897,730.80        1,481,240.81        2,590,344.92
-----------------------------------------------------------------------------------------------------------
                                             Class A3           Class B              Transferor Interest
                                             --------           -------              ---------------------
                                             Balance            Balance            Interest       Principal
-----------------------------------------------------------------------------------------------------------
INTEREST:                                                                            2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                      721,996.95         535,790.64         164,761.61
  Class A1, A2, A3 Notional
    Interest Accrual Amount                (441,833.33)
  Unreimbursed A1, A2, A3
    Interest Shortfall                             -
  Interest Accrual for Adjusted
    Class B Certificate Bal.                                  (390,478.25)
  Class B Interest Carryover Shortfall                                -
  Servicer's Fee                                                                  (18,331.21)
  Capped Expenses                                                                    (434.50)
  Interest Accrual on Class B.
    Cert. Prin. Loss Amt.                                             -
  Uncapped Expenses                                                                      -
                                                                                ------------
  Total Unallocated Interest                                                      145,995.90
  Excess Interest to Transferor                                                 2,216,488.22
                                                                                ------------
  Net Interest Collections Available                                            2,362,484.12
  Interest Collections Allocated to
    Losses                                                                       (444,085.44)
  Accelerated Principal Distribution                                                     -
                                                                                ------------
  Deposit to Reserve Fund                                                       1,918,398.68
                                                                                ------------
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                         (444,085.44)                        (9,062.97)
  Loss Reimbursement from Transferor                           444,085.44        (444,085.44)
  Loss Reimbursement from Reserve Fund
                                                                                ------------      ---------
  Transferor Ending Certificate
    Principal Loss Amount                                                        (444,085.44)     (9,062.97)
CLASS A CERTIFICATE PRINCIPAL
    LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS
    AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal
    Distribution                                                                                        -
  Allocations - Not Disbursed
    Beginning of Period
  Allocations - Not Disbursed
    End of Period                                  -                  -                  -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                    -                  -         1,918,398.68
  Allocations - Current Period              441,833.33         390,478.25                -
  Allocations - Not Disbursed
    Beginning of Period                     883,666.66         780,956.50                -
  Allocations - Not Disbursed
    End of Period                         1,325,499.99       1,171,434.75                -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund
  Due to Trust                              438,293.62         387,851.45       1,918,398.68            -
                                          ------------       ------------       ------------      ---------
     Total Due To Trust                     438,293.62         387,851.45       1,918,398.68            -
-----------------------------------------------------------------------------------------------------------


                                  TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1998-B
                           Distribution Date of June 25, 1999 for the
                        Collection Period of May 1 through May 31, 1999

------------------------------------------------------------------------------------------------------------------------
                                                                  Certificate Balance                 Class A1
                                                                ----------------------        ------------------------
                                                 Total          Percent        Balance        Percent        Balance
------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)       1,099,937,045.30
Discounted Principal Balance                1,099,937,045.30
Initial Notional/Certificate Balance                     -      100.00%   1,077,938,000.00     31.08%     335,000,000.00
Percent of ANIV                                                                      98.00%                        30.46%
Certificate Factor                                                               1.0000000                     1.0000000
Notional/Certificate Rate                                                                                         5.350%
Servicer Advance                                2,144,779.34
Servicer Payahead                               3,039,194.68
Number of Contracts                                   49,144
Weighted Average Lease Rate                            7.74%
Weighted Average Remaining Term                         38.7
Servicing Fee Percentage                               1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value              1,099,872,439.65
Discounted Principal Balance                1,099,867,948.01
National/Certificate Balance                                              1,077,938,000.00                335,000,000.00
Adjusted Notional/Certificate Balance                                     1,077,938,000.00                335,000,000.00
Percent of ANIV                                                                      98.01%                        30.46%
Certificate Factor                                                               1.0000000                     1.0000000
Servicer Advances                               2,739,733.03
Servicer Pay Ahead Balance                      3,301,291.95
Maturity Advances Outstanding                            -
Number of Current Contracts                           53,579
Weighted Average Lease Rate                            7.63%
Weighted Average Remaining Term                         24.0

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value            1,099,863,376.68
  Discounted Principal Balance              1,099,859,993.50
  Notional/Certificate Balance                                            1,077,938,000.00                335,000,000.00
  Adjusted Notional/Certificate Balance                                   1,077,938,000.00                335,000,000.00
  Percent of ANIV                                                                   98.00%                        30.46%
  Certificate Factor                                                             1.0000000                     1.0000000
  Servicer Advances                             3,312,044.39
  Servicer Pay Ahead Balance                    2,576,389.02
  Maturity Advances Outstanding                          -
  Number of Current Contracts                         54,031
  Weighted Average Lease Rate                          7.61%
  Weighted Average Remaining Term                       23.1

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Transferor
                                               Class A2                Class A3                   Class B               Interest
                                        --------------------       --------------------     -------------------         --------
                                        Percent      Balance       Percent      Balance     Percent     Balance         Balance
---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance     53.34%   575,000,000.00    8.94%   96,400,000.00    6.64%   71,538,000.00   21,999,045.30
Percent of ANIV                                           52.28%                    8.76%                    6.50%           2.00%
Certificate Factor                                     1.0000000                1.0000000                1.0000000
Notional/Certificate Rate                                 5.450%                   5.500%                   6.550%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                      575,000,000.00            96,400,000.00            71,538,000.00   21,934,439.65
Adjusted Notional/Certificate Balance             575,000,000.00            96,400,000.00            71,538,000.00   21,934,439.65
Percent of ANIV                                           52.28%                    8.76%                    6.50%           1.99%
Certificate Factor                                     1.0000000                1.0000000                1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                    575,000,000.00            96,400,000.00            71,538,000.00   21,925,376.68
  Adjusted Notional/Certificate Balance           575,000,000.00            96,400,000.00            71,538,000.00   21,925,376.68
  Percent of ANIV                                         52.28%                    8.76%                    6.50%           2.00%
  Certificate Factor                                   1.0000000                1.0000000                1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

CURRENT MONTH COLLECTION ACTIVITY                     Vehicles
                                                      --------
Principal Collections                                                         9,925,680.87
Prepayments in Full                                      266                  5,246,545.69
Reallocation Payment                                       3                     58,916.75
Interest Collections                                                          8,274,746.95
Net Liquidation Proceeds and Recoveries                                       2,371,390.94
Increase (Decrease) in Maturity Advances                                               -
Net Liquidation Proceeds - Vehicle Sales                                        436,917.87
Non-Recoverable Advances                                                        (76,247.10)
                                                                             -------------
Total Available                                                              26,237,951.97

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                 Amount           Annual Amount
                                                              ------           -------------
   Total Capped Expenses Paid                                21,724.55          173,796.40
   Total Uncapped Expenses Paid                                      -                 -
   Capped and Uncapped Expenses Due                                  -                 -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                      916,560.37
   Servicer's Fee Balance Due                                      -
 SUPPLEMENTAL SERVICER'S FEES                                91,340.41
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

REVOLVING PERIOD:                                             Vehicles          Amount
                                                              --------          ------
  Beginning Unreinvested Principal Collections                                    4,491.64
  Principal Collections & Liquidated Contracts                               18,483,537.56
  Allocation to Subsequent Contracts                             885        (18,484,646.02)
                                                                            ---------------
  Ending Unreinvested Principal Collections                                       3,383.18

-----------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
-------------------------------
Holly Pearson, Treasury Manager